                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 27, 2002 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

         A. A Credit Agreement dated as of March 29, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of September 10, 2001, that certain Second Amendment to Credit Agreement dated as of November 30, 2001, that certain Third Amendment to Credit Agreement dated as of January 22, 2002 and that certain Fourth Amendment to Credit Agreement dated as of September 23, 2002, and as further modified or amended from time to time, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

         B. The Borrower has requested, and the Required Lenders have agreed to, an amendment of the terms of the Credit Agreement as set forth below.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendments to Credit Agreement.

         (a) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as a new last paragraph of such Section 9.1:

                  "For the purpose of calculating (i) Net Worth as part of the calculation of the Total Leverage Ratio with respect to Section 9.1(a) above and (ii) Tangible Net Worth with respect to Section 9.1(c) above, such calculations shall exclude (i.e., there will be added back to Net Worth or Tangible Net Worth, as the case may be) (a) for each fiscal year beginning with the 2002 fiscal year, any year-end non-cash adjustment (on an after-tax basis) to other comprehensive income to reflect any Additional Minimum Liability (as defined below), and (b) for the fiscal quarters ending December 31, 2002 and March 31, 2003, any restructuring charges (cash or non-cash) taken during such fiscal quarters


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         in connection with the Borrower retiring or taking other action on idle or underperforming assets; provided, however, that the aggregate incremental amount of all such charges added back to Net Worth or Tangible Net Worth, as the case may be, with respect to the charges referenced in the foregoing clause (b) shall not exceed $16,000,000 (calculated on an after-tax basis). For purposes hereof, "Additional Minimum Liability" means, as of any date, with respect to any Pension Plan, the sum of the absolute values of (x) the unfunded accumulated benefit obligation existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable, plus (y) the Borrower's prepaid pension asset position existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable."

         (b) Section 9.10 of the Credit Agreement is amended by deleting the period at the end of such Section 9.10 and inserting the following proviso:

         "; provided, however, that the foregoing shall not prohibit any Credit Party from changing its assumptions regarding the useful life of assets so long as such changes are consistent with then-current industry practice."

         2. Conditions Precedent to Effectiveness. The amendments to the Credit Agreement set forth herein shall be deemed effective as of the date (the "Fifth Amendment Effective Date") when (and only when) each of the following conditions precedent has been satisfied:

                  (a) The Administrative Agent shall have received from the Credit Parties and the Required Lenders duly executed counterparts of this Amendment.

                  (b) The Administrative Agent shall have received from the Borrower an amendment fee equal to 0.10% multiplied by the aggregate Revolving Credit Commitments of the Consenting Lenders (defined below), such fee being for the account of each such Consenting Lender pro rata according to such Lender's Revolving Credit Commitment as of the Fifth Amendment Effective Date; provided, however, that such fee shall be payable only to those Lenders (the "Consenting Lenders") that shall have returned (including via telecopy) executed signature pages to this Amendment on or before 5:00 p.m., Eastern Standard Time, on Friday, December 27, 2002, as directed by the Administrative Agent; and

                  (c) the Borrower shall have paid any and all out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of America Securities LLC, as an Arranger (including the reasonable fees and expenses of the Administrative Agent's legal counsel), and fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, as an Arranger, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.

                  (d) The representations and warranties contained in Sections 3 and 5 of this Amendment shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as if made on and as of such date.


                                       2
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         3.       Representations and Warranties. Each Credit Party hereby
represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists; (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the Fifth Amendment Effective Date (except for those that expressly state that they are made as of an earlier date, in which case they shall be true and correct as of such earlier date); and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents or, to the extent it does, they are hereby released in consideration of the Required Lenders entering into this Amendment.

         4. Ratification of Credit Agreement. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         5. Authority/Enforceability. Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. The execution, delivery and performance by such Person of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

         6. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without


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limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

         10. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Loan Documents.

         11. Affirmation of Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER:                  CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation


                           By: /s/ Ronald J. Domanico
                              -------------------------------------------------
                           Name: Ronald J. Domanico
                           Title: Vice President and CFO



                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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GUARANTORS:                AUSTELL HOLDING COMPANY, LLC,
                           a Georgia limited liability company
                           CAMDEN PAPERBOARD CORPORATION,
                           a New Jersey corporation
                           CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                           a Delaware corporation
                           CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                           CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., a Delaware corporation (on behalf of itself and CICPG, LCC, a North Carolina limited liability company, in its capacity as sole member thereof) CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a Caraustar Paperboard Corporation (on behalf of itself and RECCMG, LCC, a Georgia limited liability company, in its capacity as sole member thereof)
                           CARAUSTAR RECOVERED FIBER GROUP, INC.,
                           a Delaware corporation
                           CHICAGO PAPERBOARD CORPORATION,
                           an Illinois corporation
                           FEDERAL TRANSPORT, INC.,
                           an Ohio corporation
                           GYPSUM MGC, INC.,
                           a Delaware corporation
                           HALIFAX PAPER BOARD COMPANY, INC.,
                           a North Carolina corporation
                           MCQUEENEY GYPSUM COMPANY,
                           a Delaware corporation
                           MCQUEENY GYPSUM COMPANY, LLC,
                           a Delaware limited liability company
                           PBL INC.,
                           a Delaware corporation
                           SPRAGUE PAPERBOARD, INC.,
                           a Connecticut corporation


                           By: /s/ Ronald J. Domanico
                              -------------------------------------------------
                           Name: Ronald J. Domanico
                           Title: Vice President and Secretary
                                     of each of the foregoing Guarantors


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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                           CARAUSTAR, G.P.,
                           a South Carolina general partnership


                           By: CARAUSTAR INDUSTRIES, INC.,
                               a North Carolina corporation, general partner

                               By: /s/ Ronald J. Domanico
                                  ---------------------------------------------
                                  Name: Ronald J. Domanico
                                  Title: Vice President and Secretary


                           By: CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS
                               GROUP, INC., a Delaware corporation, general
                               partner


                               By: /s/ Ronald J. Domanico
                                  ---------------------------------------------
                                  Name: Ronald J. Domanico
                                  Title: Vice President and Secretary


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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ADMINISTRATIVE
AGENT:                     BANK OF AMERICA, N.A., in its capacity
                           as Administrative Agent


                           By: /s/ Thomas R. Sullivan
                              -------------------------------------------------
                           Name: Thomas R. Sullivan
                           Title: Vice President


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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LENDERS:                   BANK OF AMERICA, N.A.,
                           as an Issuing Lender and a Lender


                           By: /s/ Thomas R. Sullivan
                              -------------------------------------------------
                           Name: Thomas R. Sullivan
                           Title: Vice President


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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                           DEUTSCHE BANK TRUST COMPANY AMERICAS
                           individually as an Issuing Lender and a Lender


                           By: /s/ Mary Jo Jolly
                              -------------------------------------------------
                           Name: Mary Jo Jolly
                           Title: Assistant Vice President


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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                           CREDIT SUISSE FIRST BOSTON


                           By: /s/ Jay Chall
                              -------------------------------------------------
                           Name: Jay Chall
                           Title: Director


                           By: /s/ Cassandra Droogan
                              -------------------------------------------------
                           Name: Cassandra Droogan
                           Title: Associate


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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                           CREDIT LYONNAIS NEW YORK BRANCH


                           By:  /s/  Scott R. Chappelka
                              -------------------------------------------------
                           Name:  Scott R. Chappelka
                           Title: Vice President


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002
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                           THE BANK OF NEW YORK


                           By:  /s/  Brendan T. Nedzi
                              -------------------------------------------------
                           Name:  Brendan T. Nedzi
                           Title: Senior Vice President


                                           Signature Page to Fifth Amendment to
                                    Caraustar Industries, Inc. Credit Agreement
                                                                  December 2002